UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Annaly Capital Management, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1) Amount previously paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

May 2, 2019

Dear Fellow Shareholder,

We have previously sent to you proxy materials for the Annual Meeting of Stockholders of Annaly Capital Management, Inc. to be held on May 22, 2019. Your Board of Directors has unanimously recommended that you vote FOR each of the Director nominees in Proposal 1 and FOR Proposals 2, 3 and 4.

Your vote is important, no matter how many or how few shares you may own. Please vote TODAY by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Even if you believe you have already voted, we encourage you to vote now to ensure your vote has been validly cast and is counted at the meeting. Your vote will only be counted once.

Thank you for your support.

Sincerely,

Kevin Keyes
Chairman, Chief Executive Officer & President

REMEMBER:

You can vote your shares by telephone, or via the Internet.
Please follow the easy instructions on the enclosed card.

If you have questions or need assistance in voting your shares, please call:

1290 Avenue of the Americas, 9th Floor
New York, NY 10104
(866) 413-5901 (Toll Free)

ANNALY CAPITAL MANAGEMENT, INC.
1211 AVENUE OF THE AMERICAS
NEW YORK, NY 10036
ATTN: GLENN A. VOTEK

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/NLY2019

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E68909-P18327	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ANNALY CAPITAL MANAGEMENT, INC.

The Board of Directors recommends you vote FOR the following:
1.	Election of Directors.

	Nominees:		For	Against	Abstain
	1a.	Kevin G. Keyes	☐	☐	☐
	1b.	Thomas Hamilton	☐	☐	☐
	1c.	Kathy Hopinkah Hannan	☐	☐	☐
	1d.	Vicki Williams	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.					☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

The Board of Directors recommends you vote FOR proposal 2:		For	Against	Abstain
2.	Advisory approval of the company's executive compensation.	☐	☐	☐
The Board of Directors recommends you vote FOR proposal 3:
3.	Approval of an amendment of our charter to increase the number of authorized shares of capital stock to 3,000,000,000 shares.	☐	☐	☐
The Board of Directors recommends you vote FOR proposal 4:
4.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2019.	☐	☐	☐

NOTE: Voting items may include such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Annaly Capital Management, Inc.
1211 Avenue of the Americas
New York, NY 10036

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The 2018 ANNUAL REPORT TO STOCKHOLDERS and 2019 NOTICE & PROXY STATEMENT are available at www.proxyvote.com.

E68910-P18327

Annaly Capital Management, Inc.
Annual Meeting of Stockholders
May 22, 2019
This proxy is solicited by the Board of Directors

Revoking all prior proxies, the undersigned hereby appoints Kevin G. Keyes and Anthony C. Green, and each of them, as proxies for the undersigned, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of Common Stock, par value $.01 per share, of Annaly Capital Management, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, which will be a virtual meeting conducted via live webcast to be held at 9:00 a.m., Eastern Time, on Wednesday, May 22, 2019 at www.virtualshareholdermeeting.com/NLY2019, and at any postponement or adjournment thereof as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated below.

The shares represented by this proxy when properly executed, will be voted as directed. If no directions are given, this proxy will be voted in accordance with the Board of Directors' recommendations as listed on the reverse side of this card and at their discretion on any other matter that may properly come before the meeting.

Address Changes/Comments:

(If you noted any address change and/or comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side